[Graphic of L. Roy Papp]




                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                                 A No-Load Fund






                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000









                                                    Managed by:
                                                    L. Roy Papp & Associates
                                                    6225 North 24th Street
                                                    Suite 150
                                                    Phoenix, AZ  85016
                                                    (602)956-1115 Local
                                                    (800)421-4004
                                                    E-mail: invest@roypapp.com
                                                    Web: http://www.roypapp.com

[LINE CHART]

          COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PAPP
         SMALL & MID-CAP GROWTH FUND, INC. AND RUSSELL 2000 STOCK INDEX

YEAR            PAPP SMALL & MID-CAP GROWTH FUND     RUSSELL 2000 STOCK INDEX


12/15/98        $10,000                              $10,000
1998             10,800                               10,837
1999             12,210                               13,140
6/30/00          15,775                               13,539


AVERAGE ANNUAL TOTAL RETURN

                              1 YEAR   SINCE INCEPTION
Papp Small & Mid-Cap
Growth Fund                    45.1%             34.2%

Russell 2000 Stock
Index                          14.3%             21.6%



PAST PERFORMANCE IS NOT PREDICITIVE OF FUTURE PERFORMANCE


The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less then their original cost. The Fund's performance is measured against that of the Russell 2000 Stock Index, and unmanaged, weighted index that includes stocks of 2000 smaller U.S. companies, with dividends reinvested.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                     --------------------------------------

Dear Fellow Shareholders:

         In our 1999 Annual Report we noted that our Fund trailed the Russell 2000 Index's performance for that year by a substantial margin due to the meteoric rise of some of the smaller Internet and biotechnology companies' stocks. At that time we said that the companies in our Fund are good quality companies possessing the possibility of excellent growth in the future, and expressed our belief that these facts would eventually be recognized.

         This situation persisted during the first few months of 2000 driven by rampant speculation by day-traders, especially in a few biotechnology stocks. Indeed, at one time in late February, our Fund trailed the Russell 2000 by as much as 25 percentage points. And then the bubble burst. Many day-traders lost everything and the momentum mutual fund managers who had climbed aboard the bandwagon saw their extraordinary profits evaporate.

         The predictable result of this disaster was a flight to quality, that is, the kind of stocks that our Fund owns. For the six months ended June 30, 2000 our Fund is up 29.2% while the Russell 2000 Index is up only 3.1%. Since inception, a little more than a year and one-half ago, we are up 57.8% and the Russell 2000 is up 35.5%, a difference of 22 percentage points. This change is indeed impressive.

         In previous letters to you we have pointed out the volatility often associated with smaller companies because their shares are thinly traded and a large buyer or seller can move the price of the issue in a major way. In the recent past, this tendency has been exacerbated by the activities of the short-term trader who treats the stock market as a gambling device rather than a long-term investment vehicle. This cannot be done with very large companies which have many shares outstanding and are priced reasonably efficiently. We have also said this is the reason the number of companies owned by this Fund is considerably larger than is typical in a Papp managed account.

         We intend to continue managing this Fund as we have in the past, seeking a diversified group of growth companies that have demonstrated an ability to increase their sales and profits regardless of general market conditions. We recognize that this is a difficult Fund to manage because appropriate and meaningful information about smaller companies is often difficult to obtain. Nevertheless, we believe that through careful research, avoidance of major investments in any one stock, and wide industry diversification, our good performance can, over time, continue.

                                            Warmest regards,


                                            L. Roy Papp, Chairman
                                            July 28, 2000

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  JUNE 30, 2000
                                   (UNAUDITED)

                                                                                 Number            Market
                           Common Stocks                                       of Shares            Value
------------------------------------------------------------------------      -----------        -----------


 Industrial Services (19.1%)
  Catalina Marketing Corporation*
    (Provider of targeted marketing products and services to packaged            1,200           $   122,400
    goods companies and retailers)
  Cintas Corp.
    (Leading uniform and textile rental company)                                 2,500                91,718
  Expeditors International of Washington, Inc.
    (International air freight forwarding)                                       4,000               190,000
  Forrester Research *
    (Leading provider of strategic technology research)                          3,700               269,406
  G & K Services, Inc. Class A
    (Uniform rental service)                                                     3,300                82,706
  Harte-Hanks, Inc.
    (Diversified marketing services provider)                                    3,000                75,000
  True North Communications
    (Global marketing and advertising holding company)                           1,700                74,800
  Young & Rubicam Inc.
    (Worldwide advertising agency)                                               3,700               211,593
                                                                                                 -----------
                                                                                                   1,117,623
                                                                                                 -----------
Financial Services (11.5%)
  Bisys Group *
    (Provider of administration and information services
    to the financial services industry)                                          2,500               153,750
  Charles Schwab Corp
    (Leading investment services firm)                                           4,168               140,149
  Concord EFS, Inc.*
    (Electronic transaction authorization, processing, and settlement services)  7,000               182,000
  Investors Financial Services Corp.
     (Provides asset administration services to the financial
     services industry)                                                          5,000               198,438
                                                                                                 -----------
                                                                                                     674,337
                                                                                                 -----------
Electronic Equipment (10.0%)
  American Power Conversion Corporation *
    (Leading producer of uninterruptible power supply products)                  6,000               244,875
  Molex, Inc.
    (Supplier of interconnection products)                                       5,800               203,000
  Symbol Technologies, Inc.
    (Leading manufacturer of bar code based mobile computing systems)            2,550               137,700
                                                                                                 -----------
                                                                                                     585,575
                                                                                                 -----------


*Non-income producing security.

The accompanying notes are an integral part of this financial statement.


                                        4



                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)
                                                                                 Number            Market
                           Common Stocks (continued)                           of Shares            Value
------------------------------------------------------------------------      -----------        -----------


Investment Management (8.4%)
  Federated Investors
    (Major U.S. investment management company)                                     8,000         $   280,500
  T. Rowe Price Associates, Inc.
    (No-load mutual fund company)                                                  5,000             212,500
                                                                                                 -----------
                                                                                                     493,000
                                                                                                 -----------
Telecommunications (8.2%)
  ADC Telecommunications, Inc. *
    (Manufacturer and developer of data and voice networking products)             3,000             251,625
  Plantronics, Inc. *
    (Manufactures lightweight telephone headsets)                                  2,000             231,000
                                                                                                 -----------
                                                                                                     482,625
                                                                                                 -----------
Medical Products (6.2%)
  Del Global Technologies
    (Designs, manufactures, and markets medical imaging systems)                  17,000             165,220
  ResMed Inc. *
    (Developer and manufacturer of respiratory products)                           4,000             107,000
  Stryker Corp.
    (Developer and manufacturer of surgical and medical devices)                   2,000              87,500
                                                                                                 -----------
                                                                                                     359,720
                                                                                                 -----------
Biotechnology (5.3% )
  Techne Corp. *
    (Leading producer of biotechnology products)                                   2,400             312,000
                                                                                                 -----------

Health Care Services (4.8%)
  Express Scripts, Inc.*
    (Leading independent pharmacy benefit manager)                                 2,500             155,313
  Patterson Dental Company *
    (Leading distributor of dental supplies in the U.S. and Canada)                2,500             127,500
                                                                                                 -----------
                                                                                                     282,813
                                                                                                 -----------
Broadcasting and Publishing (4.8%)
  Central Newspapers, Inc.
    (Newspaper publisher)                                                          2,000             126,500
  Saga Communications, Inc.*
    (Owns/operates radio and television stations)                                  7,000             154,000
                                                                                                 -----------
                                                                                                     280,500
                                                                                                 -----------
Specialty Retailing (4.8%)
  Dollar General Corporation
    (Operates self-service discount stores)                                        8,250             160,875
  Family Dollar Stores, Inc.
    (Self-service discount store chain)                                            6,000             117,375
                                                                                                 -----------
                                                                                                     278,250
                                                                                                 -----------
*Non-income producing security.

The accompanying notes are an integral part of this financial statement.



                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)
                                                                                       Number                Market
                           Common Stocks (continued)                                  of Shares               Value
------------------------------------------------------------------------             -----------          -------------

Instruments & Testing (2.8%)
  National Instruments Corp. *
    (Supplier of computer based instrumentation products)                               3,750             $     163,594
                                                                                                          -------------

Software (2.8%)
  BMC Software, Inc. *
    (Develops data and application management software)                                 2,000                    72,969
  SunGard Data Systems, Inc. *
    (Develops software for investment support systems)                                  2,900                    89,900
                                                                                                          -------------
                                                                                                                162,869
                                                                                                          -------------
Consumer Products (2.7%)
  Clorox Company
    (Manufacturer of bleach and other consumer products)                                3,500                   156,844
                                                                                                          -------------

 Restaurants (2.3%)
  Brinker International, Inc.*
    (Owns and operates, and franchises casual dining restaurants)                       4,500                   131,625
                                                                                                          -------------

Consumer Services (2.2%)
  Steiner Leisure Ltd. *
    (Provider of spa services, beauty salons, and health
    clubs on cruise ships)                                                              5,800                   131,225
                                                                                                          -------------

 Educational Provider (1.9%)
  Apollo Group, Inc.*
    (Leading provider of higher education programs for working adults)                  4,000                   112,000
                                                                                                          -------------

 Event Services (1.4%)
  VIAD Corp.
    (Provider of convention/tradeshow management services and
     provider of money orders and other cash access services)                           3,000                    81,750
                                                                                                          -------------


Total Common Stocks - 99.2%                                                                                   5,806,350
Cash and Other Assets, Less Liabilities - 0.8%                                                                   48,441
                                                                                                          -------------
Net Assets - 100%                                                                                         $   5,854,791
                                                                                                          =============

Net Asset Value Per Share
(Based on 247,503 shares outstanding at June 30, 2000)                                                    $       23.66
                                                                                                          =============


* Non-income producing security.

The accompanying notes are an integral part of this financial statement.



                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2000
                                  (UNAUDITED)


                                     ASSETS


Investment in securities at market value (original
  cost $3,896,819 at June 30, 2000) (Note 1)                                  $5,806,350
Cash                                                                              53,350
Dividends and interest receivable                                                  2,186
                                                                              ----------
               Total assets                                                   $5,861,886
                                                                              ==========

                                  LIABILITIES

Accrued expenses                                                              $    7,095
                                                                              ==========



                                   NET ASSETS

Paid-in capital                                                               $3,942,225
Accumulated undistributed net realized gain
  on sale of investments                                                          50,183
Accumulated undistributed net investment loss                                    (47,148)
Net unrealized gain on investments                                             1,909,531
                                                                              ----------
               Net assets applicable to Fund shares outstanding               $5,854,791
                                                                              ==========


Fund shares outstanding                                                          247,503
                                                                              ==========

Net Asset Value Per Share (net assets/share outstanding)                      $    23.66
                                                                              ==========






The accompanying notes are an integral part of this financial statement.




                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                            STATEMENT OF OPERATIONS
                                 JUNE 30, 2000
                                  (UNAUDITED)


INVESTMENT INCOME:
  Dividends                                                    $    6,790
  Interest                                                          1,932
                                                               ----------
               Total investment income                              8,722
                                                               ----------

EXPENSES:
  Management fee (Note 3)                                      $   23,663
  Auditing fees                                                     7,200
  Filing fees                                                       6,345
  Legal Fees                                                        5,262
  Custody fees                                                      2,524
  Printing fees                                                       652
  Directors' attendance fees                                          500
                                                               ----------
               Total expenses                                      46,146
                                                               ----------

  Less fees waived by adviser (Note 3)                            (16,568)
                                                               ----------

               Net expenses                                        29,578
                                                               ----------

Net investment loss                                               (20,856)
                                                               ----------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
  Proceeds from sale of securities                                745,545
  Cost of securities sold                                        (695,362)
                                                               ----------
      Net realized gain on investments sold                        50,183

Net change in unrealized gain on investments                    1,259,678
                                                               ----------

Net realized and unrealized gain on investments                 1,309,861
                                                               ----------

Net increase in net assets resulting from operations           $1,289,005
                                                               ----------


The accompanying notes are an integral part of this financial statement.

                                       8


                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                   FOR THE SIX MONTHS ENDED JUNE 30, 2000 AND
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                  (UNAUDITED)


                                                                        2000                       1999
                                                                    ------------               ------------


FROM OPERATIONS:
   Net investment loss                                              $   (20,856)               $   (31,132)
   Net realized gain on investments sold                                 50,183                      4,523
   Net change in unrealized gain on investments                       1,259,678                    544,505
                                                                    -----------                -----------

        Increase in net assets resulting from
       operations                                                     1,289,005                    517,896
                                                                    -----------                -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income - prior year                                         -                       (421)
   Net realized gain on investments sold                                      -                          -
                                                                    -----------                -----------

        Decrease in net assets resulting from
        distributions to shareholders                                         -                       (421)
                                                                    -----------                -----------

FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                         310,474                  2,770,330
   Net asset value of shares issued to shareholders
        in reinvestment of net investment income and
        net realized gain on investments sold                                 -                        266
   Payments for redemption of shares                                    (70,187)                  (528,797)
                                                                    -----------                -----------

        Increase in net assets resulting
        from shareholder transactions                                   240,287                  2,241,799
                                                                    -----------                -----------

Total increase in net assets                                          1,529,292                  2,759,274
                                                                    -----------                -----------

Net assets at beginning of the period                                 4,325,499                  1,566,225
                                                                    -----------                -----------

Net assets at end of period                                         $ 5,854,791                $ 4,325,499
                                                                    ===========                ===========




The accompanying notes are an integral part of these financial statements.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2000
                                   (UNAUDITED)


(1)   SIGNIFICANT ACCOUNTING POLICIES:
Papp Small & Mid-Cap Growth Fund, Inc. (the Fund) was incorporated on September 15, 1998 and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on December 15, 1998. The Fund invests with the objective of long-term capital growth in the common stocks of small and mid-capitalization companies. The investment adviser paid all start up costs, and the Fund will not reimburse them.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

         INVESTMENT IN SECURITIES
For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         FEDERAL INCOME TAXES
The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2)   DIVIDENDS AND DISTRIBUTIONS:
Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date. In 1999 the Fund distributed $421 of net investment income from the prior year.

(3)   TRANSACTIONS WITH AFFILIATES:
The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the

The Fund's independent directors receive $100 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)   PURCHASES AND SALES OF SECURITIES:
For the six months ended June 30, 2000 and the year ended December 31, 1999 investment transactions excluding short-term investments were as follows:

                              2000              1999
                           ---------        ----------
Purchases at cost           $999,090        $3,939,176
Sales                        745,545         1,750,454

(5)   CAPITAL SHARE TRANSACTIONS:
At June 30, 2000, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:


                                                         Proceeds      Shares
                                                      -----------    ---------
Six months ended June 30, 2000
            Shares issued                             $   310,474       15,051
            Dividends and distributions reinvested              -            -
            Shares redeemed                               (70,187)      (3,736)
                                                      -----------    ---------
                 Net increase                         $   240,287       11,315
                                                      ===========    =========

Year ended December 31, 1999
            Shares issued                             $ 2,770,330      171,664
            Dividends and distributions reinvested            266           21
            Shares redeemed                              (528,797)     (32,178)
                                                      -----------    ---------
                 Net increase                         $ 2,241,799      139,507
                                                      ===========    =========


(6)   UNREALIZED APPRECIATION:
Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows:

                                            2000             1999
                                        -----------      -----------
 Market value                           $ 5,806,350      $ 4,242,944
 Original cost                           (3,896,819)      (3,593,090)
                                        -----------      -----------

      Net unrealized appreciation       $ 1,909,531      $   649,854
                                        ===========      ===========

As of June 30, 2000, gross unrealized gains on investments in which market value exceeded cost totaled $2,012,252 and gross unrealized losses on investments in which cost exceeded market value totaled $102,721.

As of December 31, 1999, gross unrealized gains on investments in which market value exceeded cost totaled $989,503 and gross unrealized losses on investments in which cost exceeded market value totaled $339,649.


(7)   SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the period, divided by the weighted average of the daily net assets of the Fund.



                                  Six months ended June 30,  Year ended December 31,   Period ended December 31,
                                           2000                      1999                      1998(A)
                                      -----------                 ----------                -----------

Net asset value, beginning
   of period                          $     18.31                 $    16.20                $     15.00
Income from operations:
      Net investment loss                   (0.07)                     (0.14)                         -
      Net realized and unrealized
        gain on investments                  5.42                       2.25                       1.20
                                      -----------                 ----------                -----------

            Total from operations            5.35                       2.11                       1.20

Less Distributions:
   Dividend from investment
      income                                    -                          -                          -
   Distribution of net realized  gain           -                          -                          -
                                      -----------                 ----------               ------------
           Total distributions                  -                          -                          -

Net asset value, end of period        $     23.66                 $    18.31               $      16.20
                                      ===========                 ==========               ============

            Total return                    29.23%                     13.04%                      8.00%
                                      ===========                 ==========               ============

Ratios/Supplemental Data:
   Net assets, end of period          $ 5,854,791                 $4,325,499                $ 1,566,225
   Expenses to average net assets (B)        1.25%*                     1.25%                      1.25%*
   Investment income to
      average net assets (C)                 0.37%*                     0.32%                      1.01%*
   Portfolio turnover rate                  31.28%*                    53.07%                      0.00%*


 *   Annualized
(A)  From the date of commencement of operations (December 15, 1998).
(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.94%,
     1.68 and 1.56%, for the periods ended June 30, 2000, December 31, 1999 and 1998, respectively.
(C) Computed giving effect to investment adviser's expense limitation undertaking.


This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.